                   ING VP EMERGING MARKETS FUND, INC. ("FUND")

                       Supplement dated February 25, 2005
                                to the Prospectus
                              Dated April 30, 2004

On January 6, 2005, the Board of Directors ("Board") of the Fund approved a special meeting of shareholders to be held during the second quarter of 2005 to approve the following sub-adviser change to Fund.

CURRENT SUB-ADVISER                                     PROPOSED SUB-ADVISER
ING Investment Management Advisors B.V.                 J.P. Morgan Investment Management Inc. ("J.P.
                                                        Morgan")

This meeting is scheduled to take place April 19, 2005.

Pending shareholder approval, in connection with the change in sub-adviser to the Fund, effective April 29, 2005: (1) the Fund's fundamental investment objective of "long-term growth of capital through investment in equity securities and equity equivalents of emerging market companies" will be changed to a non-fundamental investment objective of "capital appreciation;" and (2) the Fund's definition of emerging markets will be adjusted to include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe.

Modifications to the Prospectus to reflect these changes are set out below.

Pending shareholder approval, effective April 29, 2005, the following changes will be made to the Prospectus disclosure for the Fund:

(1) All references to the current sub-adviser for the Fund will be replaced with the proposed sub-adviser, "J.P. Morgan Investment Management Inc."

(2) The language under the section entitled "Investment Objective" on page 2 of the Prospectus will be deleted in its entirety and replaced with the following:

      Capital appreciation

(3) The section entitled "Objective" on page 4 of the Prospectus will be deleted in its entirety and replaced with the following:

      OBJECTIVE

      The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

(4) The section entitled "Investment Strategy" on page 4 of the Prospectus will be deleted in its entirety and replaced with the following:

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), Global depositary receipts ("GDRs"), rights and warrants to buy common stocks, privately placed securities and other investment companies. The Fund may also invest to a lesser extent in debt securities of issuers in emerging markets countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities, which are below investment grade ("junk bonds").

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

In managing the Fund, the Sub-Adviser seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, that make up the Fund. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

(5) The last sentence of the "Price Volatility" paragraph under the section entitled "Risks" on page 4 of the Prospectus will be deleted and replaced with the following:

      The Fund may invest in smaller companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

(6) The "Risks of Foreign Investing" paragraph under the section entitled "Risks" on page 4 of the Prospectus will be deleted in its entirety and replaced with the following:

      FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

(7) The paragraphs entitled "Market Trends" and "Inability to Sell Securities" under the section entitled "Risks" on page 4 of the Prospectus will be deleted in their entirety.

(8) The following disclosure will be added after the "Foreign Investing" paragraph on page 4 of the Prospectus:

      MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

(9) The following disclosure will be added after the "Convertible and Debt Securities" paragraph on page 4 of the Prospectus:

      ILLIQUID SECURITIES -- if a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

      DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

      HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

      OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

(10) The "Securities Lending" paragraph under the section entitled "Risks" on page 4 of the Prospectus will be deleted in its entirety and replaced with the following:

      SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

(11) The section entitled "Management of the Funds - ING Investment Management Advisors B.V." on page 9 of the Prospectus will be deleted in its entirety and replaced with the following:

      J.P. MORGAN INVESTMENT MANAGEMENT INC.

      J.P. Morgan Investment Management Inc. ( "J.P. Morgan" or "Sub-Adviser ") serves as Sub-Adviser to the Fund. J.P. Morgan is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

      J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), a bank holding company. J.P. Morgan also provides discretionary investment services to institutional clients. The principal address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, J.P. Morgan and its affiliates had over $791 billion in assets under management.

      The Fund is managed by a team of portfolio management professionals led by Austin Forey, Managing Director, who has been at J.P. Morgan Chase (or one of its predecessors) since 1988 and Richard Schmidt, Vice President, who has been at J.P. Morgan Chase (or one of its predecessors) since 1991.

(12) The "Inability to Sell Securities" paragraph in the section entitled "Principal Risks" on page 11 of the Prospectus will be relocated to the section entitled "Other Risks" on page 12 of the Prospectus.

(13) The following disclosure will be added following the sixth paragraph in the section entitled "Principal Risks" on page 11 of the Prospectus:

      MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

(14) The "Investments in Small- and Mid-Capitalization Companies" paragraph in the section entitled "Principal Risks" on page 12 of the Prospectus will be deleted in its entirety and replaced with the following:

      INVESTMENTS IN SMALLER COMPANIES. The Fund may invest in smaller capitalization companies. Investments in smaller capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater risk of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

(15) The "Other Investment Companies" paragraph will be deleted in its entirety and replaced with the following language as well as relocated from the "Other Risks" section on page 12 of the Prospectus to following the third paragraph in the "Principal Risks" section on page 12 of the Prospectus:

      OTHER INVESTMENT COMPANIES. To the extent permitted by the Investment Company Act of 1940, the Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. When the Fund invests in other investment companies you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

(16) The "Derivatives" and "Restricted and Illiquid Securities" paragraphs will be relocated from the "Other Risks" section on page 12 of the Prospectus to following the third paragraph and fifth paragraph, respectively, in the "Principal Risks" section on page 12 of the Prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                   ING VP EMERGING MARKETS FUND, INC. ("FUND")

                       Supplement dated February 25, 2005
               to the Statement of Additional Information ("SAI")
                              Dated April 30, 2004

On January 6, 2005, the Board of Directors ("Board") of the Fund approved a special meeting of shareholders to be held during the second quarter of 2005 to approve the following sub-adviser change to the Fund.

CURRENT SUB-ADVISER                          PROPOSED SUB-ADVISER
-------------------                          --------------------
ING Investment Management Advisors B.V.      J.P. Morgan Investment Management Inc. ("J.P. Morgan")

The meeting is scheduled to take place April 19, 2005.

Pending shareholder approval, in connection with the change in sub-adviser to the Fund, effective April 29, 2005: the Fund's fundamental investment objective of "long-term growth of capital through investment in equity securities and equity equivalents of emerging market companies" will be changed to a non-fundamental investment objective of "capital appreciation;" and (2) the Fund's definition of emerging markets will be adjusted to include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe.

Modifications to the SAI to reflect these changes are set below.

Pending shareholder approval, effective April 29, 2005, the following changes will be made to the SAI disclosure for the Fund.

      (1) All references to the current sub-adviser for the Fund will be replaced with the proposed sub-adviser, "J.P. Morgan Investment Management Inc."

      (2) The sentence in the section entitled "Investment Objective and Policies" on page 1 of the SAI will be deleted and replaced with the following:

            The Fund's investment objective is to seek capital appreciation.

      (3) The first sentence in the section entitled "Investment Restrictions" on page 6 of the SAI will be deleted and replaced with the following:

            The Fund's investment objective is non-fundamental and may be changed without a shareholder vote. The Fund's following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

      (4) The following disclosure will replace the second and third paragraphs under the section entitled "Sub-Advisory Agreement" beginning on page 11:

            Pursuant to a Sub-Advisory Agreement between ING Investments and J.P. Morgan effective May 1, 2005, J.P. Morgan serves as Sub-Adviser to the Fund. In this capacity, J.P. Morgan, subject to the supervision and control of the Investment Adviser and the Directors of the Fund, on behalf of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. The principal address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

            The Sub-Advisory Agreement may be terminated by: (i) the Investment Adviser at any time, upon sixty (60) days' written notice to J.P. Morgan and the Fund; (ii) at any time without payment of a penalty by the Fund, by the Fund's Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Investment Adviser and J.P. Morgan; or (iii) by J.P. Morgan upon three (3) months' written notice unless the Fund or the Investment Adviser requests additional time to find a replacement for J.P. Morgan, in which case, J.P. Morgan shall allow the additional time requested by the Fund or Investment Adviser not to exceed three (3) additional months beyond the initial three (3) month notice period; provided, however, that J.P. Morgan may terminate the Sub-Advisory Agreement at any time without penalty, effective upon written notice to the Investment Adviser and the Fund, in the event either J.P. Morgan (acting in good faith) or the Investment Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Investment Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under the Sub-Advisory Agreement, or in the event that J.P. Morgan does not receive compensation for its services from the Investment Adviser or the Fund as required by the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). As compensation to the Sub-Adviser for its services to the Fund, the Investment Adviser pays the Sub-Adviser the following:

                  0.60% of the first $75 million of the Fund's average daily net assets;

                  0.50% of the next $75 million of the Fund's average daily net assets;

                  0.40% of the next $350 million of the Fund's average daily net assets; and

                  0.35% of the Fund's average daily net assets over $500 million(1).

                  (1) For purposes of calculating fees under the Sub-Advisory Agreement, the assets of the Fund shall be aggregated with the assets of ING JPMorgan Emerging Markets Equity Portfolio, a series of ING Investors Trust, which is not a party to the Sub-Advisory Agreement.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE